                                                                     EXHIBIT (q)

                            LIMITED POWER OF ATTORNEY

      Know all men by these presents, that the undersigned hereby constitutes and appoints Joan A. Payden his true and lawful Attorney-In-Act and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N1-A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said Attorney-In-Fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all said Attorney-In-Fact and agent may lawfully do or cause to be done by virtue hereof.

Dated as of March 2, 2009

                                          By: /s/  Wilburn D. Hilton, Jr.
                                              ---------------------------
                                              Wilburn D. Hilton, Jr.

                            LIMITED POWER OF ATTORNEY

      Know all men by these presents, that the undersigned hereby constitutes and appoints Joan A. Payden his true and lawful Attorney-In-Act and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N1-A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said Attorney-In-Fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all said Attorney-In-Fact and agent may lawfully do or cause to be done by virtue hereof.

Dated as of March 1, 2009

                                                 By: /s/ Thomas V. McKernan
                                                     ---------------------------
                                                     Thomas V. McKernan

                            LIMITED POWER OF ATTORNEY

      Know all men by these presents, that the undersigned hereby constitutes and appoints Joan A. Payden his true and lawful Attorney-In-Act and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N1-A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said Attorney-In-Fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all said Attorney-In-Fact and agent may lawfully do or cause to be done by virtue hereof.

Dated as of March 2, 2009

                                                By: /s/ Gerald S. Levey, M.D.
                                                    ----------------------------
                                                    Gerald S. Levey, M.D.

                            LIMITED POWER OF ATTORNEY

      Know all men by these presents, that the undersigned hereby constitutes and appoints Joan A. Payden his true and lawful Attorney-In-Act and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N1-A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said Attorney-In-Fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all said Attorney-In-Fact and agent may lawfully do or cause to be done by virtue hereof.

Dated as of February 27, 2009

                                                   By: /s/ Dennis C. Poulsen
                                                       -------------------------
                                                       Dennis C. Poulsen

                            LIMITED POWER OF ATTORNEY

      Know all men by these presents, that the undersigned hereby constitutes and appoints Joan A. Payden his true and lawful Attorney-In-Act and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N1-A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said Attorney-In-Fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all said Attorney-In-Fact and agent may lawfully do or cause to be done by virtue hereof.

Dated as of February 28, 2009

                                              By: /s/ Stender E. Sweeney
                                                  ------------------------------
                                                  Stender E. Sweeney

                            LIMITED POWER OF ATTORNEY

      Know all men by these presents, that the undersigned hereby constitutes and appoints Joan A. Payden his true and lawful Attorney-In-Act and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N1-A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said Attorney-In-Fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all said Attorney-In-Fact and agent may lawfully do or cause to be done by virtue hereof.

Dated as of February 27, 2009

                                               By: /s/ Andrew J. Policano
                                                   -----------------------------
                                                   Andrew J. Policano

                            LIMITED POWER OF ATTORNEY

      Know all men by these presents, that the undersigned hereby constitutes and appoints Joan A. Payden his true and lawful Attorney-In-Act and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N1-A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said Attorney-In-Fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all said Attorney-In-Fact and agent may lawfully do or cause to be done by virtue hereof.

Dated as of February 27, 2009

                                                    By: /s/ Michael E. Salvay
                                                        ------------------------
                                                        Michael E. Salvay

                            LIMITED POWER OF ATTORNEY

      Know all men by these presents, that the undersigned hereby constitutes and appoints Joan A. Payden her true and lawful Attorney-In-Act and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N1-A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said Attorney-In-Fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all said Attorney-In-Fact and agent may lawfully do or cause to be done by virtue hereof.

Dated as of March 3, 2009

                                             By: /s/ Rosemarie T. Nassif
                                                 -------------------------------
                                                 Rosemarie T. Nassif

                            LIMITED POWER OF ATTORNEY

      Know all men by these presents, that the undersigned hereby constitutes and appoints Joan A. Payden her true and lawful Attorney-In-Act and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N1-A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said Attorney-In-Fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all said Attorney-In-Fact and agent may lawfully do or cause to be done by virtue hereof.

Dated as of February 27, 2009

                                                   By: /s/ Mary Beth Syal
                                                       -------------------------
                                                       Mary Beth Syal